Registration No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS PREMIER NEW LEADERS FUND, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on December 19, 2002 pursuant to Rule 488.

          An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER NEW LEADERS FUND, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY* STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transactions	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Exchange; Information About the Exchange

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Exchange; Information About the Exchange; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Funds Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Exchange; Information About the Exchange; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Premier New Leaders Fund, Inc. dated ________, 2002(1)

Item 13.	Additional Information About the Funds Being Acquired	Statement of Additional Information of Dreyfus Growth and Value Funds, Inc.--Dreyfus Aggressive Growth Fund dated January 1, 2002(2); Statement of Additional Information of Dreyfus Premier Equity Funds, Inc.—Dreyfus Premier Aggressive Growth Fund dated February 1, 2002(3)

Item 14.	Financial Statements	Annual Report of Dreyfus Premier New Leaders Fund, Inc. dated December 31, 2001(4) and Semi-Annual Report of Dreyfus Premier New Leaders Fund, Inc. dated June 30, 2002(5); Annual Report of Dreyfus Aggressive Growth Fund for its most recent fiscal year end(6); Annual Report of Dreyfus Premier Aggressive Growth Fund for its most recent fiscal year end(7)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

*	References are to each Prospectus/Proxy Statement for Dreyfus Aggressive Growth Fund and Dreyfus Premier Aggressive Growth Fund.

(1)	Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A, filed on September 27, 2002 (File No. 2-88816).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of Dreyfus Growth and Value Funds, Inc., filed on December 26, 2001 (File No. 33-51061).

(3)	Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of Dreyfus Premier Equity Funds, Inc., filed on January 28, 2002 (File No. 2-30806).

(4)	Incorporated herein by reference to Registrant's Annual Report, filed on March 4, 2002 (File No. 811-3940).

(5)	Incorporated herein by reference to Registrant's Semi-Annual Report, filed on August 26, 2002 (File No. 811-3940).

(6)	Incorporated herein by reference to Dreyfus Growth and Value Funds, Inc.--Dreyfus Aggressive Growth Fund's Annual Report, filed on November 5, 2001 (File No. 811-7123). The Fund to be acquired anticipates that its Annual Report for the fiscal year ended August 31, 2002 will be filed on or about October 31, 2002.

(7)	Incorporated herein by reference to Dreyfus Premier Equity Funds, Inc.—Dreyfus Premier Aggressive Growth Fund's Annual Report, filed on December 11, 2001 (File No. 811-2488). The Fund to be acquired anticipates that its Annual Report for the fiscal year ended September 30, 2002 will be filed on or about November 30, 2002.

DREYFUS AGGRESSIVE GROWTH FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Aggressive Growth Fund (the "Fund") you are being asked to vote on an Agreement and Plan of Reorganization for the Fund to transfer all of the Fund's assets in a tax-free reorganization to Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and similar management policies as the Fund. The Fund is a series of Dreyfus Growth and Value Funds, Inc. (the "Company").

           After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Directors of the Company believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Your vote is important. Please take a moment to sign and return your proxy card in the enclosed postage-paid return envelope. The Fund also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies solicited by telephone, it will use procedures designed to (1) authenticate shareholders' identities, (2) allow shareholders to authorize the voting of their shares in accordance with their instructions and (3) confirm that their instructions have been recorded properly.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, Michael A. Rosenberg, Secretary

January 15, 2003

TRANSFER OF THE ASSETS OF
DREYFUS AGGRESSIVE GROWTH FUND
TO AND IN EXCHANGE FOR CLASS A SHARES OF
DREYFUS PREMIER NEW LEADERS FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"), on or about March __, 2003 (the "Closing Date") and will no longer be a shareholder of the Fund. The Fund will then cease operations pursuant to the proposed reorganization. You will receive Class A shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date. No sales charge will be imposed at the time of the transaction, nor will you be subject to a sales charge on any additional investments you make in Class A shares of the Acquiring Fund for as long as your account is open.

WHAT ARE THE BENEFITS OF THIS REORGANIZATION FOR ME?

The Board believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The Fund's investment goal is capital appreciation. Similarly, the Acquiring Fund seeks to maximize capital appreciation. The investment goals, practices and limitations of each fund (and the related risks) are similar, but not identical. The Dreyfus Corporation is the investment adviser for each fund. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

The proposed fund reorganization, if approved by Fund shareholders, will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization. Since the Acquiring Fund intends to distribute any net investment income and net realized capital gains in March 2003, Fund shareholders could receive two taxable distributions on their investments in calendar year 2003 if the reorganization is approved.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus- Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL I BE CHARGED A SALES CHARGE AT THE TIME OF THE REORGANIZATION?

No. No sales charge will be imposed at the time of the transaction, nor will you be subject to a sales charge on any additional investments you make in Class A shares of the Acquiring Fund for as long as your account is open.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund on the date of the consummation of the reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Directors of the Company recommend that you vote FOR the reorganization. The Directors believe the reorganization is in the best interests of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS AGGRESSIVE GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Aggressive Growth Fund (the "Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, March 7, 2003, at __________[a.m/p.m.], for the following purposes:

1.	To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Class A shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2003, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg, Secretary

New York, New York
January 15, 2003

WE NEED YOUR PROXY VOTE

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

DREYFUS AGGRESSIVE GROWTH FUND
(A Series of Dreyfus Premier Growth and Value Funds, Inc.)

To And In Exchange For Class A Shares Of

DREYFUS PREMIER NEW LEADERS FUND, INC.

PROSPECTUS/PROXY STATEMENT
January 15, 2003

Special Meeting of Shareholders
To Be Held on March 7, 2003

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Growth and Value Funds, Inc. (the "Company") on behalf of Dreyfus Aggressive Growth Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, March 7, 2003, at __________ [a.m./p.m.], at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 2, 2003 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets, subject to stated liabilities, to Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund") in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated January 15, 2003, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are open-end, management investment companies advised by Dreyfus. The funds have substantially similar investment objectives and similar management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated ________, 2002, Annual Report for its fiscal year ended December 31, 2001 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six months ended June 30, 2002 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most recent Prospectus and Annual Report for the fiscal year ended August 31, 2002, call 1-800-645-6561, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of December __, 2002, there were __________ Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about January 15, 2003.

TABLE OF CONTENTS

Summary

Reasons for the Exchange

Information About the Exchange

Additional Information About the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice to Banks, Broker/dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	4 13 14 16 17 18 18 18 A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has approved unanimously an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata distribution of Acquiring Fund Class A shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

          As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange. No sales charge will be imposed at the time of the Exchange, nor will shareholders be subject to a sales charge on any additional investments made in Class A shares of the Acquiring Fund for as long as the account is open.

          The Company's Board has concluded unanimously that the Exchange would be in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

           Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, (1) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (2) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (3) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund seeks capital appreciation. The Acquiring Fund seeks to maximize capital appreciation.

          To pursue their goals, the Acquiring Fund and the Fund each normally invests at least 80% of its assets in stocks. For the Fund, these are the stocks of growth companies of any size. The Fund currently focuses on investing in the stocks of midsize companies, but may also make substantial investments in stocks issued by larger or smaller companies. The Acquiring Fund invests in the stocks of small and midsize companies. In choosing stocks, the Acquiring Fund uses a blended approach, investing in growth stocks, value stocks or stocks that exhibit the characteristics of both. Each fund's stock investments include common and preferred stocks and convertible securities, including those purchased in initial public offerings ("IPOs"). The Fund and the Acquiring Fund also may invest in foreign securities.

          In choosing stocks, the Fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the Fund looks for companies with strong management, innovative products and services, strong industry positions and the potential for strong earnings growth rates. When companies that meet these criteria have been identified, the manager analyzes their financial condition and evaluates the sustainability of their growth rates. The Fund typically sells securities when there is an expected or actual change in long-term growth prospects, valuation levels have become extreme or there are superior alternative investments.

          The Acquiring Fund invests in small and midsize companies that are often considered "new leaders" in their industry, and are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. The Acquiring Fund defines "small and midsize companies" as companies with market capitalizations of $10 billion or less at the time of investment. However, the Acquiring Fund may continue to hold the securities of companies as their market capitalizations grow above $10 billion, and a substantial portion of the Acquiring Fund's holdings may have market capitalizations higher than $10 billion at any time. The Acquiring Fund is not required to maintain an average or median market capitalization of investments within any particular range.

          The Acquiring Fund's managers use a sector management approach, supervising a team of sector managers who each make buy and sell decisions within their respective areas of expertise. Using fundamental research and direct management contact, the managers identify companies with superior prospects for accelerated earnings growth. They also seek special situations such as corporate restructurings or management changes that could result in a significant increase in the stock price. Based on these factors, the fund managers may overweight or underweight different market sectors, relative to their benchmark index. The Acquiring Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance, or when a stock is fully valued by the market.

          Each of the Fund and Acquiring Fund may, but is not required to, use derivatives, such as options and, in the case of the Fund only, futures, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Fund and the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund's portfolio securities.

          The Fund may engage in leverage by borrowing money to purchase securities. The Acquiring Fund's investment policies permit it to engage in such leverage, but the Acquiring Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes.

          The Fund and Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets or 10% of the Acquiring Fund's total assets (although the Acquiring Fund is seeking approval from its shareholders to increase such amount to 33-1/3%).

          Both the Fund and the Acquiring Fund are diversified, which means that with respect to 75% of the Fund's or the Acquiring Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer.

          The Fund's investment objective and the Acquiring Fund's investment objective are fundamental policies which cannot be changed without the approval of a majority of the Fund's and the Acquiring Fund's outstanding voting securities, respectively. For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Description of the Fund" in the Acquiring Fund's Statement of Additional Information.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

•	Value stock risk (Acquiring Fund only). By investing in a mix of growth and value stocks, the Acquiring Fund assumes the risks of both. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries, or sectors.

•	Foreign investment risk. Each fund typically does not focus on foreign security investments. However, to the extent a fund owns such securities, the fund's performance will be influenced by the political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options and, in the case of the Fund, futures contracts (including those relating to stocks, indexes or foreign currencies). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	IPO risk. Each fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

          In addition, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

          Each fund may engage in short-selling, which involves selling a security it does not own in anticipation that the security's price will go down. The Fund and the Acquiring Fund also may buy and sell securities on a forward-commitment basis. The Fund also may buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Fund's gains or losses.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Under adverse market conditions, the Fund or the Acquiring Fund could invest some or all of its assets in money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. To the extent a fund invests defensively in these securities, it might not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Description of the Fund" in the Acquiring Fund's Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The Fund's shares are offered at net asset value per share ("NAV") without a sales charge (load). Class A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 5.75% of the offering price. In addition, Class A shares of the Acquiring Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a 1% contingent deferred sales charge ("CDSC"). However, Class A shares of the Acquiring Fund received by Fund shareholders in the Exchange will not be subject to a front-end sales charge or CDSC. In addition, each Fund shareholder who participates in the Exchange will be able to purchase at NAV (without the imposition of any front-end sales charge or CDSC) additional Class A shares of the Acquiring Fund for such shareholder's account opened at the time of the Exchange. See "Account Policies--Share Class Charges" in the Acquiring Fund's Prospectus for a discussion of the initial sales charge and CDSC imposed on Class A shares of the Acquiring Fund.

           Fees and Expenses. The fees and expenses set forth below are for the fiscal year ended August 31, 2002 for the Fund and as of August 31, 2002 for the Acquiring Fund. Dreyfus undertook until August 31, 2002 to reduce the management fee it charged the Fund to the extent that the Fund's total annual operating expenses exceeded 1.20% of the value of the Fund's average daily net assets. For the fiscal year ended August 31, 2002, Dreyfus waived a portion of its management fee charged the Fund pursuant to such undertaking so that the effective management fee paid by the Fund was .40%. This undertaking was voluntary and Dreyfus has informed the Board that it will not continue it. The "Pro Forma After Exchange" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of August 31, 2002, as adjusted showing the effect of the Exchange had it occurred on such date. "Other expenses" for the Acquiring Fund are based on Class A of the Acquiring Fund as of August 31, 2002; actual expenses may vary. The Fund charges a maximum redemption fee of 1.00% when selling shares owned for less than 30 days, which is paid from the investor's account. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                 Pro Forma After
                                                                     Exchange
                                              Acquiring Fund       Acquiring Fund
                                 Fund           Class A              Class A
                                 ----        -------------      -------------------
Management fees                  .75%           .75%                   .75%
Shareholder services fee         .25%           .25%                   .25%
Other expenses                   .55%           .20%                   .20%
                                ----            ----                 ------
Total                            1.55%          1.20%                 1.20%

Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because each Fund shareholder who participates in the Exchange will be able to purchase additional Class A shares in such accounts at NAV without the imposition of any front-end sales charge or CDSC, the example does not reflect the sales charges otherwise applicable to Class A shareholders (if sales charges were reflected, the figures would be higher). Because actual return and expenses will be different, the example is for comparison only.

                                                                  Acquiring
                                                               Fund Pro Forma
                                        Acquiring Fund         After Exchange
                         Fund           Class A Shares          Class A Shares
                        ---------       --------------         ---------------
  1 Year                 $  158             $  122                   $  122
  3 Years                $  490             $  381                   $  381
  5 Years                $  845             $  660                   $  660
  10 Years               $1,845             $1,455                   $1,455

           Acquiring Fund Past Performance. The bar chart and table below illustrate the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund's performance from year to year. The table compares the Acquiring Fund's average annual total return to that of the Russell Midcap® Index and the Russell 2500™ Index, both unmanaged indexes of midsize and small company stock performance and the Acquiring Fund's benchmark indexes. The chart and table assume reinvestment of dividends and distributions. Because each Fund shareholder who participates in the Exchange will be able to purchase additional Class A shares in such accounts at NAV without the imposition of any front-end sales charge or CDSC, the performance shown does not reflect the sales charges otherwise applicable to Class A shares (if sales charges were reflected, the returns would have been lower). For performance information of the Fund, see the Fund's Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

           After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund--Class A Shares (without sales charge)
Year-by-year total return as of 12/31 each year (%)

   9.43%      17.07%     -0.15%    29.80%     17.31%     19.54%    -3.95%     37.42%     8.60%     -9.56%
------------ ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
    '92         '93       '94        '95        '96       '97        '98        '99       '00        '01
Best Quarter: Worst Quarter:	Q4 '99 Q3 '98	+24.49% -20.42%

The year-to-date total return for the Class A shares of the Acquiring Fund as of 9/30/02 was -15.44%.

Acquiring Fund--Class A Shares (without sales charge)
Average annual total return as of 12/31/01

1 Year	5 Years	10 Years

Class A returns before taxes	-9.56%	9.16%	11.68%

Class A returns after taxes on distributions	10.28%	7.00%	9.08%

Class A returns after taxes on distributions and sale of fund shares	5.17%	7.27%	8.91%

Russell Midcap Index* reflects no deduction for fees, expenses or taxes	-5.62%	11.40%	12.93%

Russell 2500 Index reflects no deduction for fees, expenses or taxes	1.22%	10.34%	13.13%

*	On May 1, 2002, the Russell Midcap Index became the Acquiring Fund's primary benchmark index replacing the Russell 2500 Index, because it is deemed to be a more appropriate index, given the Acquiring Fund's investments, than the Russell 2500 Index.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $182 billion in over 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $610 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resource services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Managers. Kevin Sonnett, CFA, has managed the Fund since December 1999. Mr. Sonnett has been employed by Founders Asset Management LLC, an affiliate of Dreyfus, since February 1997 as an equity analyst for the small and midcap investment team, and was promoted to senior equity analyst in 1999. In December 1999, he also became an employee of Dreyfus. From 1995 to 1997, Mr. Sonnett was an equity analyst with the Colorado Public Employees Retirement Association.

           Hilary Woods and Paul Kandel have been the Acquiring Fund's primary portfolio managers since October 1996. Ms. Woods joined Dreyfus in 1987 as senior sector manager for the capital goods industry. Mr. Kandel joined Dreyfus in 1994 as senior sector manager for the technology and telecommunications industries.

           Directors. Other than Joseph S. DiMartino, Chairman of the Board, and Ehud Houminer, a Director of the Company and the Acquiring Fund, each fund has different Directors. For a description of the Directors, see the relevant Statement of Additional Information.

           Capitalization. The Fund is authorized to issue one class of shares. The Acquiring Fund's shares are classified into five classes--Class A, Class B, Class C, Class R and Class T. On __________, 2002, the Acquiring Fund changed its name from Dreyfus New Leaders Fund, Inc. to its current name, commenced offering Class B, Class C, Class R and Class T shares, and renamed its existing shares Class A shares. The following table sets forth, as of August 31, 2002, (1) the capitalization of the Fund, (2) the capitalization of the Acquiring Fund's Class A shares and (3) the pro forma capitalization of the Acquiring Fund's Class A shares, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                Pro Forma After
                                                                    Exchange
                                             Acquiring Fund      Acquiring Fund
                                Fund            Class A             Class A

Total net assets                $16,400,290  $526,146,800          $542,547,090

Net asset value per share       $      6.90  $      35.61          $      35.61

Shares outstanding                2,376,006    14,776,431            15,236,820

           Shareholders of another fund advised by Dreyfus--Dreyfus Premier Aggressive Growth Fund--also are being asked in proxy materials directed to them to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of such fund's assets, subject to its liabilities, to the Acquiring Fund in exchange for Acquiring Fund shares. As of August 31, 2002, Dreyfus Premier Aggressive Growth Fund had total net assets of approximately $58 million, $57 million of which is attributable to Class A.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are nearly identical except, the Fund also offers Dreyfus Step Program. See "Account Policies - Buying Shares" and "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Each of the Fund and the Acquiring Fund with respect to its Class A shares has adopted a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay its distributor a fee at an annual rate of .25% of the average daily net assets of the relevant class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar, except the Fund may charge a 1.00% redemption fee on shares sold or exchanged within 30 days of their purchase. This redemption fee is deducted from the proceeds of such redemptions and retained by the Fund. The redemption fee is not charged upon the redemption of shares purchased through omnibus accounts, nor is it used to pay fees imposed for various fund services. This redemption fee will not be imposed on Fund shares exchanged for Acquiring Fund shares pursuant to the Exchange. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

           Distributions. The dividend and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions once a year; the Acquiring Fund intends to pay any such dividends or distributions in December of each year. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar, except that the Acquiring Fund does not offer Dreyfus Step Program. The other privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus for a further discussion of the shareholder services offered.

REASONS FOR THE EXCHANGE

          The Directors of the Company and the Acquiring Fund have concluded that the Exchange is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each Board believes that the Exchange will permit their respective shareholders to pursue similar investment goals in a larger combined fund without diluting such shareholders' interests. The Fund has been unable to attract sufficient assets to operate efficiently as a separate series of the Company without significant expense subsidization [which Dreyfus has informed the Board it will discontinue]. As of August 31, 2002, the Fund had assets of approximately $16.4 million and the Acquiring Fund had assets of approximately $526.1 million. The Acquiring Fund has a lower expense ratio than the Fund before Dreyfus waived fees and reimbursed certain Fund expenses. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits of economies of scale, which may result in a lower overall expense ratio over time (without relying on Dreyfus' waivers and reimbursements) through the spreading of fixed costs of fund operations over a larger asset base.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment management policies and investment restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Exchange; and (6) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange.

INFORMATION ABOUT THE EXCHANGE

           Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund, in exchange for Class A shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the Fund's stated liabilities on March __, 2003 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Class A shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund's shares and Class A shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies--Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Class A shares of the Acquiring Fund received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Class A shares of the Acquiring Fund due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Class A shares of the Acquiring Fund distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates, if any, will be exchanged for Class A share certificates of the Acquiring Fund share certificates.

          The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the Company and the Acquiring Fund, respectively.

          The total expenses of the Exchange are expected to be approximately [$89,500], which will be borne pro rata according to the aggregate net assets of the Fund and the Acquiring Fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Company's Board. The cost to the Fund of any such outside firm solicitation is estimated to be approximately [$12,000].

          If the Exchange is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action, including liquidating the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Fund's ability to (i) invest more than 5% of its total assets in obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal activities in the same industry, as described in the Fund's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by each Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

Required Vote and Board's Recommendation

          The Company's Board has approved the Plan and the Exchange and has determined that (1) participation in the Exchange is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Company's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

THE COMPANY'S BOARD, INCLUDING THE "NON-INTERESTED" DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 2-88816). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-51061).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of November ____, 2002, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund:

                                                        Percentage of
                 Name and Address                     Outstanding Shares
                 ----------------                     ------------------

                                                      Before            After
                                                      Exchange         Exchange
                                                      --------         --------

                                                           %                 %

          As of November ____, 2002, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of Class A shares of the Acquiring Fund:

                                                        Percentage of
                 Name and Address                     Outstanding Shares
                 ----------------                     ------------------

                                                      Before            After
                                                      Exchange         Exchange
                                                      --------         --------

                                                           %                 %

          As of ________ __, 2002, Directors and officers of the Company and the Acquiring Fund, as a group, each owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended August 31, 2002 and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2001 have been incorporated herein by reference in reliance upon the reports of ______________, the Fund's and the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Company's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of ____________, 2002 (the "Agreement"), between DREYFUS GROWTH AND VALUE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS AGGRESSIVE GROWTH FUND (the "Fund"), and DREYFUS PREMIER NEW LEADERS FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund in exchange solely for Class A shares of common stock, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a diversified series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a registered, diversified, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their respective shares of common stock;

           WHEREAS, the Company's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, for Acquiring Fund Shares, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Acquiring Fund's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, for Acquiring Fund Shares, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

                     1.1   Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities) and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                     1.2   The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                     1.3   Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                     1.4   The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                     1.5   As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

                     1.6   Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

                     1.7   Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                     1.8   Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

                     2.1   The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.2   The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.3   The number of Acquiring Fund Shares, to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

                     2.4    All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

                     3.1    The Closing Date shall be March ___, 2003, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                     3.2    The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

                     3.3    If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                     3.4    The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund shareholders and the number and percentage ownership of outstanding Fund shares, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Company, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

                     4.1    The Company, on behalf of the Fund, represents and warrants to the Acquiring Fund, as follows:

                                (a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                                (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                                (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                                (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                                (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                                (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                                (g) The Statements of Assets and Liabilities of the Fund for the five fiscal years ended August 31, 2002 have been audited by ______________, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                                (h) Since August 31, 2002, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Sections 1.2 and 4.1(g) hereof.

                                (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                                (j) For each taxable year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                                (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                                (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                                (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                                (n) The proxy statement of the Company (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     4.2    The Acquiring Fund represents and warrants to the Company on behalf of the Fund, as follows:

                                (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                                (b) The Acquiring Fund is registered under the 1940 Act as an open-end diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                                (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                                (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

                                (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                                (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended December 31, 2001 have been audited by ______________, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                                (g) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                                (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                                (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                                (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                                (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Board and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                                (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                                (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                                (n) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the regulations under the Code) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire—during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person—with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to Fund Shareholders pursuant to Reorganization, other than through redemption arising in the ordinary course of that business as required by Section 22(e) of the 1940 Act.

                                (o) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                                (p) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING FUND AND THE FUND.

                     5.1    The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

                     5.2     The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                     5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                     5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

                     5.5     The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                     5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     6.1    All representations and warranties of the Company , on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     6.2    The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

                     6.3    The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company ‘s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                     The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     7.1    All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     7.2    The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund ‘s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                     8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter.

                     8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                     8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                     8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                     8.5    The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

                     8.6    The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                                (a) The transfer of all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

                     No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

                     9.1    This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                     9.2    If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

                     9.3    The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

10.	WAIVER.

                     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

                     11.1    None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                     11.2    This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                     11.3    This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws.

                     11.4    This Agreement may be amended only by a signed writing between the parties.

                     11.5    This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                     11.6    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS GROWTH AND VALUE FUNDS, INC., on behalf of Dreyfus Aggressive Growth Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST:	/s/ Michael A. Rosenberg Michael A. Rosenberg, Secretary

DREYFUS PREMIER NEW LEADERS FUND, INC. By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST:	/s/ John B. Hammalian John B. Hammalian, Secretary

DREYFUS AGGRESSIVE GROWTH FUND

          The undersigned shareholder of Dreyfus Aggressive Growth Fund (the "Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Company"), hereby appoints Michael A. Rosenberg and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on January 2, 2003, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at [_____ a.m./p.m.], on Friday, March 7, 2003, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Company, on behalf of the Fund, and Dreyfus Premier New Leaders Fund, Inc., (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities, in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR |__|	AGAINST |__|	ABSTAIN |__|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: _________________ Signature(s) Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January 15, 2003

Acquisition of the Assets of

DREYFUS AGGRESSIVE GROWTH
(A series of Dreyfus Growth and Value Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

By and in Exchange for Class A Shares of

DREYFUS PREMIER NEW LEADERS FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January 15, 2003, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Aggressive Growth Fund (the "Fund"), a series of Dreyfus Growth and Value Funds, Inc., in exchange for Class A shares of Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated __________, 2002.

2.	The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2001.

3.	The Acquiring Fund's Semi-Annual Report for the six month period ended June 30, 2002.

4.	The Fund's Annual Report for the fiscal year ended August 31, 2002.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated January 15, 2003 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated ________________ is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed September 27, 2002 (File No. 2-88816). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated December 31, 2001, filed March 4, 2002, and its Semi-Annual Report dated June 30, 2002, filed August 26, 2002.

          The Fund's Statement of Additional Information dated January 1, 2002 is incorporated herein by reference to Dreyfus Growth and Value Funds, Inc.'s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A filed December 26, 2001 (File No. 33-51061). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated August 31, 2002.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Premier Aggressive Growth Fund (the "Fund") you are being asked to vote on an Agreement and Plan of Reorganization for the Fund to transfer all of the Fund's assets attributable to its Class A, Class B, Class C, Class R and Class T shares in a tax-free reorganization to Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class R and Class T shares, respectively, of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and similar management policies as the Fund. The Fund is a series of Dreyfus Premier Equity Funds, Inc. (the "Company").

           After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Directors of the Company believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

          Your vote is important. Please take a moment to sign and return your proxy card in the enclosed postage-paid return envelope. The Fund also may solicit proxies solicited by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies solicited by telephone, it will use procedures designed to (1) authenticate shareholders' identities, (2) allow shareholders to authorize the voting of their shares in accordance with their instructions and (3) confirm that their instructions have been recorded properly.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Michael A. Rosenberg, Secretary

January 15, 2003

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER AGGRESSIVE GROWTH FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER NEW LEADERS FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"), on or about March __, 2003 (the "Closing Date") and will no longer be a shareholder of the Fund. The Fund will then cease operations pursuant to the proposed reorganization. You will receive Class A, Class B, Class C, Class R or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class R or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THIS REORGANIZATION FOR ME?

The Board believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The Fund's investment goal is capital appreciation. Similarly, the Acquiring Fund seeks to maximize capital appreciation. The investment goals, practices and limitations of each fund (and the related risks) are similar, but not identical. The Dreyfus Corporation is the investment adviser for each fund. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

The proposed fund reorganization, if approved by Fund shareholders, will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization. Since the Acquiring Fund intends to distribute any net investment income and net realized capital gains in March 2003, Fund shareholders could receive two taxable distributions on their investments in calendar year 2003 if the reorganization is approved.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus- Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the transaction, although any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund on the date of the consummation of the reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Directors of the Company recommend that you vote FOR the reorganization. The Directors believe the reorganization is in the best interests of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Premier Aggressive Growth Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, March 7, 2003, at _____ [a.m./p.m.], for the following purposes:

1.	To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund attributable to its Class A, Class B, Class C, Class R and Class T shares to Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its Class A, Class B, Class C, Class R and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2003, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg, Secretary

New York, New York
January 15, 2003

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
(A Series of Dreyfus Premier Equity Funds, Inc.)

To And In Exchange For Shares Of

DREYFUS PREMIER NEW LEADERS FUND, INC.

PROSPECTUS/PROXY STATEMENT
January 15, 2003

Special Meeting of Shareholders
To Be Held on March 7, 2003

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Premier Equity Funds, Inc. (the "Company") on behalf of Dreyfus Premier Aggressive Growth Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, March 7, 2003, at _____ [a.m./p.m.], at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 2, 2002 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets, subject to stated liabilities, attributable to its Class A, Class B, Class C, Class R and Class T shares to Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares, Class B shares, Class C shares, Class R shares or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated January 15, 2003, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end, management investment companies advised by Dreyfus. The funds have substantially similar investment objectives and similar management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated _______, 2002, Annual Report for its fiscal year ended December 31, 2001 (including its audited financial statements for the fiscal year), and Semi-Annual Report for the six months ended June 30, 2002 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus and Annual Report for the fiscal year ended September 30, 2002, call 1-800-554-4611, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class R and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of November __, 2002, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class R Shares Outstanding	Class T Shares Outstanding

Proxy materials will be mailed to shareholders of record on or about January 15, 2003.

TABLE OF CONTENTS

Summary
Reasons for the Exchange
Information about the Exchange
Additional Information about the Acquiring Fund and the Fund
Voting Information
Financial Statements and Experts
Other Matters
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Agreement and Plan of Reorganization	5 16 17 19 19 23 23 23 A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has approved unanimously an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class R and Class T Fund shareholder will receive a pro rata distribution of Acquiring Fund Class A, Class B, Class C, Class R and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

           As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Exchange. Any subsequent investment in the Acquiring Fund after the Exchange will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase.

           The Company's Board has concluded unanimously that the Exchange would be in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

           Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, (1) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (2) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (3) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund seeks capital appreciation. The Acquiring Fund seeks to maximize capital appreciation.

           To pursue their goals, the Acquiring Fund and the Fund each normally invests at least 80% of its assets in stocks. For the Fund, these are the stocks of growth companies of any size. The Fund currently focuses on investing in the stocks of midsize companies, but may also make substantial investments in stocks issued by larger or smaller companies. The Acquiring Fund invests in the stocks of small and midsize companies. In choosing stocks, the Acquiring Fund uses a blended approach, investing in growth stocks, value stocks or stocks that exhibit the characteristics of both. Each fund's stock investments include common and preferred stocks and convertible securities, including those purchased in initial public offerings ("IPOs"). The Fund and the Acquiring Fund also may invest in foreign securities.

           In choosing stocks, the Fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the Fund looks for companies with strong management, innovative products and services, strong industry positions and the potential for strong earnings growth rates. When companies that meet these criteria have been identified, the manager analyzes their financial condition and evaluates the sustainability of their growth rates. The Fund typically sells securities when there is an expected or actual change in long-term growth prospects, valuation levels have become extreme or there are superior alternative investments.

           The Acquiring Fund invests in small and midsize companies that are often considered "new leaders" in their industry, and are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. The Acquiring Fund defines "small and midsize companies" as companies with market capitalizations of $10 billion or less at the time of investment. However, the Acquiring Fund may continue to hold the securities of companies as their market capitalizations grow above $10 billion, and a substantial portion of the Acquiring Fund's holdings may have market capitalizations higher than $10 billion at any time. The Acquiring Fund is not required to maintain an average or median market capitalization of investments within any particular range.

          The Acquiring Fund's managers use a sector management approach, supervising a team of sector managers who each make buy and sell decisions within their respective areas of expertise. Using fundamental research and direct management contact, the managers identify companies with superior prospects for accelerated earnings growth. They also seek special situations such as corporate restructurings or management changes that could result in a significant increase in the stock price. Based on these factors, the fund managers may overweight or underweight different market sectors, relative to their benchmark index. The Acquiring Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance, or when a stock is fully valued by the market.

          Each of the Fund and Acquiring Fund may, but is not required to, use derivatives, such as options and, in the case of the Fund only, futures, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The Fund and the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund's portfolio securities.

          The Fund may engage in leverage by borrowing money to purchase securities. The Acquiring Fund's investment policies permit it to engage in such leverage, but the Acquiring Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes.

          The Fund and Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 10% of the value of the Fund's or Acquiring Fund's total assets (although the Acquiring Fund is seeking approval from its shareholders to increase such amount to 33-1/3%).

           Both the Fund and the Acquiring Fund are diversified, which means that with respect to 75% of the Fund's or the Acquiring Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer.

           The Fund's investment objective and the Acquiring Fund's investment objective are fundamental policies which cannot be changed without the approval of a majority of the Fund's and the Acquiring Fund's outstanding voting securities, respectively. For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Description of the Fund" in the Acquiring Fund's Statement of Additional Information.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

•	Value stock risk (Acquiring Fund only). By investing in a mix of growth and value stocks, the Acquiring Fund assumes the risks of both. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries, or sectors.

•	Foreign investment risk. Each fund typically does not focus on foreign security investments. However, to the extent a fund owns such securities, the fund's performance will be influenced by the political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options and, in the case of the Fund, futures contracts (including those relating to stocks, indexes or foreign currencies). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	IPO risk. Each fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

           In addition, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

          Each fund may engage in short-selling, which involves selling a security it does not own in anticipation that the security's price will go down. The Fund and the Acquiring Fund also may buy and sell securities on a forward-commitment basis. The Fund also may buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Fund's gains or losses.

           Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Under adverse market conditions, the Fund or the Acquiring Fund could invest some or all of its assets in money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. To the extent a fund invests defensively in these securities, it might not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Description of the Fund" in the Acquiring Fund's Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The schedule of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and Acquiring Fund are identical.* The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSC imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Account Policies--Share Class Charges" for a discussion of sales charges and the CDSC.

___________________

* For shareholders who beneficially owned Class A shares of the Fund on December 31, 1995, the public offering price for Class A shares of the Acquiring Fund shall be the net asset value per share of Class A plus the following sales loads:

                                                                      Total Sales Load
                                                     ----------------------------------------------
                                                         As a % of                    As a % of
                                                       offering price              net asset value
Amount of Transaction                                    per share                    per share
--------------------                                 ----------------              ----------------
Less than $100,000.................................         3.00                        3.10
$100,000 to less than $250,000.....................         2.75                        2.80
$250,000 to less than $500,000.....................         2.25                        2.30
$500,000 to less than $1,000,000...................         2.00                        2.00
$1,000,000 or more.................................         1.00                        1.00

           Fees and Expenses. The fees and expenses set forth below are for the fiscal year ended August 31, 2002 for the Fund and as of August 31, 2002 for the Acquiring Fund. [Dreyfus agreed to limit the expenses of the Fund's Class A shares to the extent that the total annual operating expenses of Class A exceeded 1.50% of the value of the average daily net assets of Class A.] The "Pro Forma After Exchange" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of August 31, 2002, as adjusted showing the effect of the Exchange had it occurred on such date. "Other expenses" for the Acquiring Fund are based on expenses for Class A of the Acquiring Fund as of August 31, 2002; actual expenses may vary. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                             Pro Forma After
                                                                                                 Exchange
                                                Fund               Acquiring Fund             Acquiring Fund
                                               Class A                Class A                    Class A
                                            -------------          -------------            ------------
  Management fees                               .75%                    .75%                       .75%
  Rule 12b-1 fee                                none                    none                       none
  Shareholder services fee                      .25%                    .25%                       .25%
  Other expenses                                .67%                    .20%                       .20%
  --------------
  Total                                        1.67%                   1.20%                      1.20%

                                                                                             Pro Forma After
                                                                                                 Exchange
                                                Fund               Acquiring Fund            Acquiring Fund
                                               Class B                Class B                   Class B
                                            -------------          -------------            ---------------
  Management fees                               .75%                    .75%                     .75%
  Rule 12b-1 fee                                .75%                    .75%                     .75%
  Shareholder services fee                      .25%                    .25%                     .25%
  Other expenses                                .59%                    .20%                     .47%
  --------------
  Total
                                               2.34%                   1.95%                    2.22%

                                                                                             Pro Forma After
                                                                                                 Exchange
                                                Fund               Acquiring Fund            Acquiring Fund
                                               Class C                Class C                    Class C
                                            -------------          -------------            ---------------
  Management fees                               .75%                    .75%                     .75%
  Rule 12b-1 fee                                .75%                    .75%                     .75%
  Shareholder services fee                      .25%                    .25%                     .25%
  Other expenses                                .54%                    .20%                     .40%
  --------------
  Total                                         2.29%                  1.95%                    2.15%

                                                                                             Pro Forma After
                                                                                                 Exchange
                                                Fund               Acquiring Fund            Acquiring Fund
                                               Class R                Class R                    Class R
                                            -------------          -------------            ---------------
  Management fees                               .75%                    .75%                     .75%
  Rule 12b-1 fee                                none                    none                     none
  Shareholder services fee                      none                    none                     none
  Other expenses                               1.39%                    .20%                    1.10%
  --------------
  Total                                        2.14%                    .95%                    1.85%

                                                                                             Pro Forma After
                                                                                                 Exchange
                                                Fund               Acquiring Fund            Acquiring Fund
                                               Class T                Class T                    Class T
                                            -------------          -------------            ---------------
  Management fees                               .75%                   .75%                     .75%
  Rule 12b-1 fee                                .25%                   .25%                     .25%
  Shareholder services fee                      .25%                   .25%                     .25%
  Other expenses                                .68%                   .20%                     .64%
  --------------
  Total                                         1.93%                 1.45%                    1.89%

Example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

                                                                                                  Acquiring
                          Fund                               Acquiring Fund             Fund Pro Forma After Exchange
    --------------------------------------- ------------------------------------- --------------------------------------------
    Class A Class B Class C Class R Class T Class A Class B   Class C  Class R Class T Class A Class B  Class C Class R Class T
    Shares  Shares* Shares* Shares  Shares  Shares  Shares*   Shares*  Shares  Shares  Shares  Shares   Shares* Shares  Shares
    ------  ------  ------   ------  ------ ------  ------    ------   -----  ------  ------  -------   ------  ------- ------
1    $719   $637/    $332/   $217    $637    $690    $598/    $298/    $97    $591     $690    $625/    $318/   $188    $633
Year        $237     $232                            $198     $198                             $225     $218

3    $1,022 $1,030/  $715/   $670    $1,029  $934    $912/    $612/    $303   $888     $934    $994/    $673/   $582    $1,017
Years       $730     $715                            $612     $612                             $694     $673

5    $1,346 $1,450/  $1,225/ $1,149  $1,445  $1,197  $1,252/  $1,052/  $525   $1,207   $1,197  $1,390/  $1,154/ $1,001  $1,425
Years       $1,250   $1,225                          $1,052   $1,052                           $1,190   $1,154

10   $2,263 $2,274**/ $2,626/ $2,472 $2,602  $1,946  $1,902**/$2,275**/$1,166 $2,107   $1,946  $2,058**/$2,483/ $2,169  $2,562
Years       $2,274**  $2,626                         $1,902** $2,275**                         $2,058** $2,483

__________

*         With redemption/without redemption.
**       Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           Acquiring Fund Past Performance. The bar chart and table below illustrate the risks of investing in the Acquiring Fund. The bar chart shows the changes in the performance of the Acquiring Fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total return of the Acquiring Fund's Class A shares to that of the Russell Midcap® Index and the Russell 2500™ Index, both unmanaged indexes of midsize and small company stock performance and the Acquiring Fund's benchmark indexes. Sales loads are reflected in the table below. Since Class B, Class C, Class R and Class T shares of the Acquiring Fund are new, past performance information is not available for those classes as of the date of this Prospectus/Proxy Statement. Performance for each share class will vary from the performance of the Acquiring Fund's other share classes due to differences in charges and expenses. The chart and table assume reinvestment of dividends and distributions. For performance information of the Fund, see the Fund's Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

           After-tax performance is shown only for Class A shares. After-tax performance of the Acquiring Fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund--Class A Shares
Year-by-year total return as of 12/31 each year (%)

9.43%	17.07%	-0.15%	29.80%	17.31%	19.54%	-3.95%	37.42%	8.60%	-9.56%

'92	'93	'94	'95	'96	'97	'98	'99	'00	'01

Best Quarter: Worst Quarter:	Q4 '99 Q3 '98	+24.49% -20.42%

The year-to-date total return for the Class A shares of the Acquiring Fund as of 9/30/02 was -15.44%.

Acquiring Fund--Class A Shares
Average annual total return as of 12/31/01

                                 1 Year           5 Years          10 Years
                              -------------   --------------     -------------
Class A
returns before taxes            -14.77%            7.87%            11.02%
                              -------------   --------------     -------------
Class A
returns after taxes on
distributions                   -15.45%            5.74%             8.43%
                              -------------   --------------     -------------
Class A
returns after taxes on
distributions and sale of
fund shares                      -8.47%            6.18%             8.32%
                              -------------   --------------     -------------
Russell Midcap Index*
reflects no deduction for
fees, expenses or taxes          -5.62%           11.40%            12.93%
                              -------------   --------------     -------------
Russell 2500 Index
reflects no deduction for
fees, expenses or taxes           1.22%           10.34%            13.13%
                              -------------   --------------     -------------

*	On May 1, 2002, the Russell Midcap Index became the Acquiring Fund's primary benchmark index replacing the Russell 2500 Index, because it is deemed to be a more appropriate index, given the Acquiring Fund's investments, than the Russell 2500 Index.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $182 billion in over 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $610 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resource services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Managers. Kevin Sonnett, CFA, has managed the Fund since December 1999. Mr. Sonnett has been employed by Founders Asset Management LLC, an affiliate of Dreyfus, since February 1997 as an equity analyst for the small - and midcap investment team, and was promoted to senior equity analyst in 1999. In December 1999, he also became an employee of Dreyfus. From 1995 to 1997, Mr. Sonnett was an equity analyst with the Colorado Public Employees Retirement Association.

           Hilary Woods and Paul Kandel have been the Acquiring Fund's primary portfolio managers since October 1996. Ms. Woods joined Dreyfus in 1987 as senior sector manager for the capital goods industry. Mr. Kandel joined Dreyfus in 1994 as senior sector manager for the technology and telecommunications industries.

           Directors. Other than Joseph S. DiMartino, Chairman of the Board of the Company and the Acquiring Fund, each fund has different Directors. For a description of the Directors, see the relevant Statement of Additional Information.

           Capitalization. Both the Fund and the Acquiring Fund have classified their respective shares into five classes - Class A, Class B, Class C, Class R and Class T. On __________, 2002, the Acquiring Fund changed its name from Dreyfus New Leaders Fund, Inc. to its current name, commenced offering Class B, Class C, Class R and Class T shares, and renamed its existing shares Class A shares. The following table sets forth as of August 31, 2002 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares* and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                 Pro Forma After
                                                                     Exchange
                                   Fund         Acquiring Fund   Acquiring Fund
                                 Class A           Class A           Class A
                                 --------       --------------   --------------
  Total net assets               56,982,526     526,145,800      584,010,137
  Net asset value per share      $5.68          $35.61           $35.61
  Shares outstanding             10,023,352      14,776,431       16,399,960

                                                                 Pro Forma After
                                                                     Exchange
                                   Fund         Acquiring Fund   Acquiring Fund
                                 Class B           Class B           Class B
                                 --------       --------------   --------------
  Total net assets               669,602         N/A              669,602
  Net asset value per share      $5.39          $35.61           $35.61
  Shares outstanding             124,297         N/A              18,804

                                                                 Pro Forma After
                                                                     Exchange
                                   Fund         Acquiring Fund   Acquiring Fund
                                 Class C           Class C           Class C
                                 --------       --------------   --------------
  Total net assets               177,930         N/A              177,930
  Net asset value per share      $5.44          $35.61           $35.61
  Shares outstanding              32,721         N/A              4,997

                                                                 Pro Forma After
                                                                     Exchange
                                   Fund         Acquiring Fund   Acquiring Fund
                                 Class R           Class R           Class R
                                 --------       --------------   --------------
  Total net assets               10,883          N/A               10,883
  Net asset value per share      $5.60          $35.61            $35.61
  Shares outstanding             1,944           N/A               306

                                                                 Pro Forma After
                                                                     Exchange
                                   Fund         Acquiring Fund   Acquiring Fund
                                 Class T           Class T           Class T
                                 --------       --------------   --------------
  Total net assets               22,396          N/A              22,396
  Net asset value per share      $5.44          $35.61           $35.61
  Shares outstanding             4,114           N/A              629

____________________
*   Class B, Class C, Class R and Class T will not commence operations until the closing date on or about March __, 2003; the net asset value per share of Class A is used for the other classes.

           Shareholders of another fund advised by Dreyfus--Dreyfus Aggressive Growth Fund--also are being asked in proxy materials directed to them to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of such fund's assets, subject to its liabilities, to the Acquiring Fund in exchange for Acquiring Fund Class A shares. As of August 31, 2002, Dreyfus Aggressive Growth Fund had total net assets of approximately $16.4 million.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Account Policies - Buying Shares" and "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay its distributor a fee at an annual rate of .25% of the average daily net assets of the relevant class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Distribution Plan. Class B, Class C and Class T shares of the Fund and of the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Fund's and Acquiring Fund's Rule 12b-1 Plans, each fund pays its distributor a fee at an annual rate of .75% of the average daily net assets of Class B shares and Class C shares and .25% of the average daily net assets of Class T shares (there is no Rule 12b-1 Plan fee for Class A or Class R shares) to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

           Distributions. The dividend and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions once a year; the Acquiring Fund intends to pay any such dividends or distributions in December of each year. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus for a further discussion of the shareholder services offered.

REASONS FOR THE EXCHANGE

           The Directors of the Company and the Acquiring Fund have concluded that the Exchange is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each Board believes that the Exchange will permit their respective shareholders to pursue similar investment goals in a larger combined fund without diluting such shareholders' interests. The Fund has been unable to atract sufficient assets to operate efficiently as a separate series of the Company without significant expense subsidization [which Dreyfus has informed the Board it will discontinue]. As of August 31, 2002, the Fund had assets of approximately $57.9 million and the Acquiring Fund had assets of approximately $526.1 million. The Acquiring Fund has a lower expense ratio than the Fund before Dreyfus waived fees and reimbursed certain Fund expenses. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits of economies of scale, which may result in a lower overall expense ratio over time (without relying on Dreyfus' waivers and reimbursements) through the spreading of fixed costs of fund operations over a larger asset base.

           In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment management policies and investment restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Exchange; and (6) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange.

INFORMATION ABOUT THE EXCHANGE

           Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund, attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, in exchange for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, respectively, and the assumption by the Acquiring Fund of the Fund's stated liabilities on March __, 2003 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding Class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies--Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

           As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class R and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, respectively, received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates.

           The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the Company and the Acquiring Fund, respectively.

           The total expenses of the Exchange are expected to be approximately [$89,500], which will be borne pro rata according to the aggregate net assets of the Fund and the Acquiring Fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Company's Board. The cost to the Fund of any such outside firm solicitation is estimated to be approximately $[12,000].

           If the Exchange is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action, including liquidating the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Fund's ability to (i) invest more than 5% of its total assets in obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal activities in the same industry, as described in the Fund's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by each Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

Required Vote and Board's Recommendation

           The Company's Board has approved the Plan and the Exchange and has determined that (1) participation in the Exchange is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Company's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

THE COMPANY'S BOARD, INCLUDING THE "NON-INTERESTED" DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 2-88816). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 2-30806).

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

           As of November __, 2002, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Fund:

Name and Address	Percentage of Outstanding Shares

Before Exchange	After Exchange

Class B	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers ATTN Fund Administration 4800 Deer Lake Drive Jacksonville, FL 32246-6484%	%

Michael Gandhi & Jose Fernandez TTEES, Edilma Gandhi Domestic Trust U/A DTD 3/24/99 2 Flag Lane New Hyde Park, New York 11040-1018%	%

Donaldson Lufkin Jenrette, SEC Corp Inc., P.O. Box 2052 Jersey City, New Jersey 07303-2052%	%

Class C	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers ATTN Fund Administration 4800 Deer Lake Drive E FL 3 Jacksonville, FL 32246-6484%	%

UBS PaineWebber for the Benefit of Eugene A Coutu 91 Stratford Road Rockville Centre, New York 11570-2147%	%

June Anderson 2969 Kalakaua Avenue Honolulu, Hawaii 96815-4625%	%

Prudential SEC Inc. for the Benefit of William J. Gallagher, IRA DTD 4/11/01 8590 Coyote Peak Circle Las Vegas, Nevada 89147-5253%	%

UBS PaineWebber for the Benefit of Anton Najjar, Bassima Najjar Joint Enterprise 4742 Freno Way El Dorado Hills, California 95762-7524%	%

UBS PaineWebber for the Benefit of Brian James Leopold 207 Pleasant Avenue Bergenfield, New Jersey 07621-2533%	%

Prudential SEC Inc. for the Benefit of Alan Wise & Terry Wise, Joint Tenants P.O. Box 2767 Rancho Santa Fe, California 92067-2767%	%

UBS PaineWebber for the Benefit of Charles O. Perkins 7512 River Falls Drive Potomac, Maryland 20854-3880%	%

Class R	U.S. Clearing Corp 26 Broadway New York, New York 10004-1798%	%

Open Payment Technologies Inc. Profit Sharing PI and Trust Agreement 7500 N. Dreamy Draw Drive, Suite 210 Phoenix, Arizona 85020-4669%

Dreyfus Trust Company Custodian Darlene Daigger, Under SEP IRA Plan 1261 Cora Street Joilet, Illinois 60435-4347%	%

Class T	A.G. Edwards & Sons Inc., Custodian for the Benefit of Harold W. Defoor Rollover IRA 103 Cornelia Avenue Westminister, South Carolina 29693-1247%	%

Advance Clearing Inc. P.O. Box 226 Omaha, Nebraska 68103-2226%	%

           As of November __, 2002, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

Name and Address	Percentage of Outstanding Shares

Before Exchange	After Exchange

Class A	Boston Safe Deposit and Trust Co. TTEE As Agent-Omnibus Account 135 Santilli Highway Everett, Massachusetts 02149-1906%	%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, California 94104-4122%	%

           As of November __, 2002, Directors and officers of the Company and the Acquiring Fund, as a group, each owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended September 30, 2002 and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2001 have been incorporated herein by reference in reliance upon the reports of ______________, the Fund's and the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Company's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of October __, 2002 (the "Agreement"), between DREYFUS PREMIER EQUITY FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS PREMIER AGGRESSIVE GROWTH FUND (the "Fund"), and DREYFUS PREMIER NEW LEADERS FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

           This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund, attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, to the Acquiring Fund in exchange solely for its Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares"), Class C shares ("Acquiring Fund Class C Shares"), Class R shares ("Acquiring Fund Class R Shares") and Class T shares ("Acquiring Fund Class T Shares and, together with Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R Shares, the "Acquiring Fund Shares"), respectively, of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a diversified series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a registered, diversified open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their respective shares of common stock;

           WHEREAS, the Company's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares, respectively, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Acquiring Fund's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares, respectively, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

           1.1      Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2      The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3      Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4      The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5      As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C, Class R and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares, respectively, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

           1.6      Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

           1.7      Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8      Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2.      VALUATION.

           2.1       The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2      The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3      The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable Class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Class A Share, Acquiring Fund Class B Share, Acquiring Fund Class C Share, Acquiring Fund Class R Share or Acquiring Fund Class T Share, as the case may be, determined in accordance with paragraph 2.2.

           2.4      All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

           3.      CLOSING AND CLOSING DATE.

           3.1      The Closing Date shall be March __, 2003, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2      The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3      If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4      The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class A, Class B, Class C, Class R and Class T shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class R and Class T shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Company, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.      REPRESENTATIONS AND WARRANTIES.

           4.1      The Company, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

                (a)      The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                (b)      The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                (c)      The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)      The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                (e)      The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                (f)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (g)      The Statements of Assets and Liabilities of the Fund for the five fiscal years ended September 30, 2002 have been audited by ______________, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                (h)      Since September 30, 2002, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Sections 1.2 and 4.1(g) hereof.

                (i)      At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j)      For each taxable year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k)      All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                (l)      On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n)      The proxy statement of the Company (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2      The Acquiring Fund represents and warrants to the Company on behalf of the Fund, as follows:

                (a)      The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                (b)      The Acquiring Fund is registered under the 1940 Act as an open-end diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                (c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

                (e)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f)      The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended December 31, 2001 have been audited by ______________, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                (g)      Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                (h)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (i)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (j)      All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Board and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l)      The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                (n)     The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the regulations under the Code) to the Acquiring Fund, have any plan or intention to redeem or other reacquire--during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person--with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to Fund Shareholders pursuant to Reorganization, other than through redemption arising in the ordinary course of that business as required by Section 22(e) of the 1940 Act.

                (o)     The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                (p)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5.      COVENANTS OF THE ACQUIRING FUND AND THE FUND.

           5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

           5.2      The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3      Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4      As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

           5.5      The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1      All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2      The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

           6.3      The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

           The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2      The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

           8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter.

           8.2      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5      The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

           8.6      The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on the consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                (a)      The transfer of all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

           No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           9.      TERMINATION OF AGREEMENT; EXPENSES.

           9.1      This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

           9.2      If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

           9.3      The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

           10.      WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           11.      MISCELLANEOUS.

           11.1      None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2      This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws.

           11.4      This Agreement may be amended only by a signed writing between the parties.

           11.5      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER EQUITY FUNDS, INC., on behalf of Dreyfus Premier Aggressive Growth Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/ Michael A. Rosenberg Michael A. Rosenberg, Secretary

DREYFUS PREMIER NEW LEADERS FUND, INC. By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/ John B. Hammalian John B. Hammalian, Secretary

DREYFUS PREMIER AGGRESSIVE GROWTH FUND

           The undersigned shareholder of Dreyfus Premier Aggressive Growth Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc. (the "Company"), hereby appoints Michael A. Rosenberg and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on January 2, 2003, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at [_____ a.m./p.m.], Friday, March 7, 2003, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Company, on behalf of the Fund, and Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities, attributable to its Class A, Class B, Class C, Class R and Class T shares to the Acquiring Fund in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR |__|	AGAINST |__|	ABSTAIN |__|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ____________________ Signature(s) Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January 15, 2003

Acquisition of the Assets of

DREYFUS PREMIER AGGRESSIVE GROWTH
(A series of Dreyfus Premier Equity Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Shares of
DREYFUS PREMIER NEW LEADERS FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January 15, 2003, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Aggressive Growth Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc., attributable to the Fund's Class A, Class B, Class C, Class R and Class T shares in exchange for Class A, Class B, Class C, Class R and Class T shares, respectively, of Dreyfus Premier New Leaders Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated _____, 2002.

2.	The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2001.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended June 30, 2002.

4.	The Fund's Annual Report for the fiscal year ended September 30, 2002.

5.	Pro forma financial statements of the Acquiring Fund and Fund giving effect to the proposed Exchange.

           The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report and Semi-Annual Report, and the pro forma financial statements, are incorporated herein by reference. The Prospectus/Proxy Statement dated January 15, 2003 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated _____________ is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed September 27, 200 (File No. 2-88816). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated December 31, 2001, filed March 4, 2002, and its Semi-Annual Report dated June 30, 2002, filed August 26, 2002.

          The Fund's Statement of Additional Information dated February 1, 2002 is incorporated herein by reference to Dreyfus Premier Equity Funds, Inc.'s Post-Effective Amendment No. 72 to its Registration Statement on Form N-1A filed January 28, 2002 (File No. 2-30806). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated September 30, 2002.

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)
Dreyfus New Leaders Fund
September 30, 2002

                                                                Shares                             Value ($)
                                            -------------------------------------   --------------------------------------
                                                           Dreyfus                               Dreyfus
                                             Dreyfus      Premier                    Dreyfus     Premier
                                              New       Aggressive     Pro Forma      New       Aggressive   Pro Forma
                                             Leaders      Growth        Combined    Leaders      Growth       Combined
Common Stocks--88.5%                         Fund          Fund         (Note 1)      Fund       Fund       (Note 1)(b)
                                            -------------------------------------   --------------------------------------

Aerospace & Defense--.1%
General Dynamics                                             7,800         7,800                 634,374       634,374

Air Freight & Logistics--.2%
Expeditors International of Washington                      25,175        25,175                 703,389       703,389
J.B. Hunt Transport Services                                27,575 a      27,575 a               649,391       649,391
                                                                                               1,352,780     1,352,780

Autos & Transports-2.5%
Expenditors International of Washington      280,000                     280,000    7,823,200                7,823,200
Johnson Controls                              75,000                      75,000    5,761,500                5,761,500
                                                                                   13,584,700               13,584,700
Banks--.1%
New York Community Bancorp                                  21,935        21,935                 617,909       617,909

Biotechnology--.2%
Cephalon                                                    13,875 a      13,875 a               566,378       566,378
MedImmune                                                   30,025 a      30,025 a               626,622       626,622
                                                                                               1,193,000     1,193,000

Building Products--.1%
American Standard Cos.                                      10,475 a      10,475 a               666,419       666,419

Commercial Services--.3%
ARAMARK, Cl. B                                              28,700 a      28,700 a               602,700       602,700
Cinyus                                                      21,225        21,225                 889,752       889,752
                                                                                               1,492,452     1,492,452
ComputerStorage & Periperals--.1%
Qlogic                                                      13,675 a      13,675 a               356,097       356,097

Computers--.0%
Riverstone Networks                                              1 a           1 a                     1             1

Consumer Non-Durables--16.2%
CDW Computer Centers                         195,000                     195,000    8,260,200                8,260,200
Coach                                        240,000                     240,000    6,144,000                6,144,000
Dean Foods                                   150,000                     150,000    5,967,000                5,967,000
Family Dollar Stores                         240,000                     240,000    6,451,200                6,451,200
Fastenal                                     195,000                     195,000    6,158,100                6,158,100
Hilton Hotels                                400,000                     400,000    4,552,000                4,552,000
MGM Mirage                                   225,000                     225,000    8,392,500                8,392,500
Moody's                                      160,000                     160,000    7,760,000                7,760,000
Pepsi Bottling Group                         265,000                     265,000    6,201,000                6,201,000
Starwood Hotels & Resorts Worldwide          200,000                     200,000    4,460,000                4,460,000
Tiffany & Co.                                240,000                     240,000    5,143,200                5,143,200
USA Interactive                              385,000                     385,000    7,461,300                7,461,300
UST                                          190,000                     190,000    5,359,900                5,359,900
Westwood One                                 215,000                     215,000    7,686,250                7,686,250
                                                                                   89,996,650               89,996,650
Data Processing Services--.4%
Affiliated Computer Services, Cl. A                         26,525 a      26,525 a             1,128,639     1,128,639
Fiserv                                                      39,487 a      39,487 a             1,108,795     1,108,795
                                                                                               2,237,434     2,237,434

Electronic Equipment & Instruments--.2%
Tech Data                                                   34,925 a      34,925 a               922,020       922,020

Energy Minerals--5.8%
Anadarko Petroleum                           125,000                     125,000    5,567,500                5,567,500
BJ Services                                  200,000                     200,000    5,200,000                5,200,000
ENSCO International                          250,000                     250,000    6,260,000                6,260,000
Murphy Oil                                    90,000                      90,000    7,386,300                7,386,300
Ocean Energy                                 399,000                     399,000    7,960,050                7,960,050
                                                                                   32,373,850               32,373,850
Finance--17.2%
ACE                                          225,000                     225,000    6,662,250                6,662,250
Ambac Financial Group                                       25,725        25,725               1,386,320     1,386,320
Banknorth Group                              415,500                     415,500    9,868,125                9,868,125
City National                                157,500                     157,500    7,366,275                7,366,275
Commerce Bancshares                          182,500                     182,500    7,130,275                7,130,275
Cullen/Frost Bankers                         215,000                     215,000    7,342,250                7,342,250
Federated Investors, Cl. B                                  45,525        45,525               1,228,720     1,228,720
First Virginia Banks                         262,500                     262,500    9,791,250                9,791,250
John Hancock Financial Services              210,000                     210,000    5,838,000                5,838,000
New York Community Bancorp                   200,000                     200,000    5,634,000                5,634,000
North Fork Bancorporation                    140,000                     140,000    5,297,600                5,297,600
PartnerRe                                     80,000                      80,000    3,854,400                3,854,400
Protective Life                              320,000                     320,000    9,846,400                9,846,400
St. Paul Cos.                                235,000                     235,000    6,749,200                6,749,200
XL Capital, Cl. A                            100,000                     100,000    7,350,000                7,350,000
                                                                                   92,730,025  2,615,040    95,345,065
Health Services--15.1%
AdvancePCS                                   225,000                     225,000    5,069,250                5,069,250
AmerisourceBergen                                            8,025         8,025                 573,145       573,145
Anthem                                       110,000        21,225       131,225    7,150,000  1,379,625     8,529,625
Bard (C.R.)                                  101,500                     101,500    5,544,945                5,544,945
Cephalon                                     175,000                     175,000    7,143,500                7,143,500
DENTSPLY International                                      27,262        27,262               1,095,115     1,095,115
Express Scripts                                              9,675 a       9,675 a               527,481       527,481
Health Net                                    300,000                    300,000    6,435,000                6,435,000
Henry Schein                                                19,850 a      19,850 a             1,047,088     1,047,088
IDEC Pharmaceuticals                          143,500                    143,500    5,958,120                5,958,120
Laboratory Corporation of America Holdings    130,000                    130,000    4,391,400                4,391,400
Lincare Holdings                              235,000                    235,000    7,294,400                7,294,400
Quest Diagnostics                                            8,575 a       8,575 a               527,620       527,620
Saint Jude Medical                            200,000                    200,000    7,140,000                7,140,000
Teva Pharmaceutical Industries, ADR           145,000                    145,000    9,715,000                9,715,000
Triad Hospitals                                             24,700 a      24,700 a               937,365       937,365
Universal Health Services, Cl. B              200,000                    200,000   10,230,000               10,230,000
WellPoint Health Networks                                   21,275 a      21,275 a             1,559,458     1,559,458
                                                                                   76,071,615  7,646,897    83,718,512

Home Furnishings--.1%
Leggett & Platt                                             36,175        36,175                 715,903       715,903

Homebuilding--.2%
Lennar                                                      20,875        20,875               1,164,408     1,164,408

Hotels, Resorts & Cruise Lines--.2%
Hotels.com, Cl. A                                            6,700 a       6,700 a               338,886       338,886
Starwood Hotels & Resorts Worldwide                         35,675         5,675                 795,553       795,553
                                                                                               1,134,439     1,134,439
Industrial Services--.4%
Danaher                                                     21,825        21,825               1,240,751     1,240,751
ITT Industries                                              15,825        15,825                 986,372       986,372
                                                                                               2,227,123     2,227,123
Insurance Brokers--.1%
Gallagher (Arthur J.) & Co.                                 18,525        18,525                 456,641       456,641

Leisure--.3%
Brunswick                                                   38,250        38,250                 804,780       804,780
Callaway Golf                                               30,750        30,750                 319,800       319,800
Nautilus Group                                              20,275 a      20,275 a               395,363       395,363
                                                                                               1,519,943     1,519,943

Materials & Processing-- 8.8%
Ball                                          145,000                    145,000    7,306,550                7,306,550
Barrick Gold                                  400,000                    400,000    6,220,000                6,220,000
Bowater                                       175,000                    175,000    6,177,500                6,177,500
Eastman Chemical                              150,000                    150,000    5,725,500                5,725,500
International Flavors & Fragrances            350,000                    350,000   11,147,500               11,147,500
Rohm & Haas                                   200,000                    200,000    6,200,000                6,200,000
Smurfit-Stone Container                       475,000                    475,000    5,966,000                5,966,000
                                                                                   48,743,050               48,743,050

Merchandise Stores--.1%
Dollar Tree Stores                                          36,400 a      36,400 a               802,256       802,256

Metal & Glass Containers--.1%
Crown Cork & Seal                                           99,625 a      99,625 a               523,031       523,031

Motorcycle Manufacturers--.1%
Harley-Davidson                                             11,425        11,425                 530,691       530,691

Movies & Entertainment--.1%
Macrovision                                                 35,950 a      35,950 a               439,669       439,669

Networking Equipment--0%
Brocade Communications Systems                              15,700 a      15,700                 118,221       118,221

Oil & Gas--.3%
Apache                                                      15,517        15,517                 922,486       922,486
BJ Services                                                 11,100 a      11,100 a               288,600       288,600
Smith International                                          9,850 a       9,850 a               288,704       288,704
                                                                                               1,499,790     1,499,790

Personal Products--.1%
Estee Lauder Cos., Cl. A                                    17,050        17,050                 490,017       490,017

Pharmaceuticals--.6%
Allergan                                                     8,625         8,625                 469,200       469,200
Forest Laboratories                                         15,825 a      15,825 a             1,297,808     1,297,808
SICOR                                                       29,102 a      29,102 a               442,641       442,641
Teva Pharmaceutical Industries, ADR                         12,700        12,700                 850,900       850,900
                                                                                               3,060,549     3,060,549

Producer Durables--5.7%
Cooper Industries, Cl. A                    225,000                      225,000    6,828,750                6,828,750
Goodrich                                    350,000                      350,000    6,608,000                6,608,000
L-3 Communications Holdings                 145,000 a       19,475 a     164,475 a  7,641,500  1,026,332     8,667,832
SPX                                          85,000 a       10,125 a      95,125    8,576,500  1,021,613     9,598,113
                                                                                   29,654,750  2,047,945    31,702,695

Restaurants--.3%
Brinker International                                       39,375 a      39,375 a             1,019,812     1,019,812
Darden Restaurants                                          36,200        36,200                 877,488       877,488
                                                                                               1,897,300     1,897,300

Retail Trade--.5%
Abercrombie & Fitch, Cl. A                                  35,050 a      35,050 a               689,433       689,433
CDW Computer Centers                                        21,850 a      21,850 a               925,566       925,566
Ross Stores                                                 25,650        25,650                 914,166       914,166
TJX Cos.                                                    27,350        27,350                 464,950       464,950
                                                                                               2,994,115     2,994,115

Semiconductors--.1%
Fairchild Semiconductor, Cl. A                              55,600 a      55,600 a               526,532       526,532

Soft Drinks--.2%
Pepsi Bottling Group                                        39,900        39,900                 933,660       933,660

Software--.5%
Activision                                                  31,600 a      31,600 a               756,188       756,188
Cadence Design Systems                                      35,550 a      35,550 a               361,543       361,543
Electronic Arts                                             10,775 a      10,775 a               710,719       710,719
Mercury Interactive                                         38,150 a      38,150 a               654,654       654,654
Synopsys                                                    10,250 a      10,250 a               391,038       391,038
                                                                                               2,874,142     2,874,142

Specialty Stores--.4%
AutoZone                                                    20,175 a      20,175 a             1,591,000     1,591,000
Bed Bath & Beyond                                           20,275 a      20,275 a               660,357       660,357
                                                                                               2,251,357     2,251,357

Technology Services--8.2%
Electronic Arts                             140,000                      140,000    9,234,400                9,234,400
Intuit                                      175,000                      175,000    7,967,750                7,967,750
Mercury Interactive                         232,500                      232,500    3,989,700                3,989,700
Microchip Technology                        502,500                      502,500   10,276,125               10,276,125
Network Appliance                           600,000                      600,000    4,398,000                4,398,000
Novellus Systems                            260,000                      260,000    5,410,600                5,410,600
Xilinx                                      275,000                      275,000    4,355,450                4,355,450
                                                                                   45,632,025               45,632,025

Trading Companies & Distributors--.4%
Fastenal                                                    42,250        42,250               1,334,255     1,334,255
Grainger (W.W.)                                             22,550        22,550                 959,502       959,502
                                                                                               2,293,757     2,293,757

Utilities--2.3%
CenturyTel                                  171,500                      171,500    3,846,745                3,846,745
Progress Energy                             185,000                      185,000    7,560,950                7,560,950
                                                                                   11,407,695               11,407,695

Total Common Stocks
   (cost $382,362,441 and $57,594,380
   and $439,956,821, respectively)                                                440,194,360 50,235,912   490,430,272

Short-Term Investments--11.5%
U.S. Treasury Bills--10.8%
1.66%, 10/3/2002                          4,851,000                    4,851,000    4,850,563                4,850,563
1.65%, 10/10/2002                         4,560,000                    4,560,000    4,558,267                4,558,267
1.58%, 10/17/2002                        23,562,000                   23,562,000   23,545,978               23,545,978
1.62%, 10/24/2002                        24,123,000                   24,123,000   24,099,118               24,099,118
1.59%, 11/21/2002                         2,665,000                    2,665,000    2,659,244                2,659,244
                                                                                   59,713,170               59,713,170

Commercial Paper--.7%
Ciesco,
   1.95%, 10/1/2002                                      1,495,000     1,495,000               1,495,000     1,495,000
Hitachi America Capital,
   1.95%, 10/1/2002                                      2,725,000     2,725,000               2,725,000     2,725,000
                                                                                               4,220,000     4,220,000

Total Short-Term Investments
   (cost $59,711,145 and $4,220,000
   and $63,931,145, respectively)                                                  59,713,170  4,220,000    63,933,170

Total Investments-100.0%  (cost $442,073,586
   and $61,814,380 and $503,887,966,
   respectively)                                                                  499,907,530 54,455,912   554,363,442

a Non-income producing.
b Management does not anticipate having to sell any securities as a result of the Merger.

See notes to pro forma financial statements.

Pro Forma Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

                                                                             Dreyfus
                                                                  Dreyfus    Premier
                                                                    New     Aggressive                    Pro Forma
                                                                  Leaders     Growth                      Combined
                                                                   Fund        Fund        Adjustments    (Note 1)
                                                              ------------  ------------   -----------   -----------
ASSETS:      Investments in securities, at value - See
               Statement of Investments *                     $499,907,530  $ 54,455,912                  $554,363,442
             Cash                                                   21,584        74,496                        96,080
             Receivable for investment securities sold                  -      1,049,975                     1,049,975
             Dividends and interest receivable                     435,591        17,556                       453,147
             Receivable for shares of Beneficial
               Interest subscribed                                  89,528             -                        89,528
             Prepaid expenses and other assets                      29,308        24,785                        54,093
                                                              ------------  ------------   -----------   -------------
               Total Assets                                    500,483,541    55,622,724                   556,106,265
                                                              ------------  ------------   -----------   -------------
LIABILITIES: Due to The Dreyfus Corporation and affiliates         420,077        57,131                       477,208
             Payable for investment securities purchased         8,456,023     1,706,915                    10,162,938
             Payable for shares of Beneficial Interest redeemed         -         17,652                        17,652
             Accrued expenses                                      237,918        69,582                       307,500
                                                              ------------  ------------   -----------   -------------
               Total Liabilities                                 9,114,018     1,851,280                    10,965,298
                                                              ------------  ------------   -----------   -------------
NET ASSETS                                                    $491,369,523    53,771,444                  $545,140,967
                                                              ============  ============   ===========   =============
REPRESENTED
  BY:        Paid-in capital                                  $425,891,040  $174,161,251                  $600,052,291
             Accumulated undistributed investment income-net       175,983      (805,901)                     (629,918)
             Accumulated net realized gain (loss) on investments 7,468,556  (112,225,437)                 (104,756,881)
             Accumulated net unrealized appreciation
               (depreciation) on investments                    57,833,944    (7,358,469)                   50,475,475
                                                              ------------  ------------   -----------   -------------
NET ASSETS                                                    $491,369,523  $ 53,771,444                  $545,140,967
                                                              ============  ============   ===========   =============
Common Shares (100 million, $.001 par value shares authorized)
Shares outstanding                                              14,712,143                                          -
                                                              ============
Net asset value, offering price and redemption
price per share                                               $      33.40                                          -
                                                              ============
Class A Shares (100 million, $.001 par value shares authorized)
Net Assets                                                                  $ 52,902,810   $491,369,523a  $544,272,333
Shares outstanding                                                             9,963,800      6,331,779a    16,295,579
Net asset value, offering price and redemption
price per share                                                             $       5.31                  $      33.40
                                                                            ============                 =============
 Maximum offering price per share (net asset value
  plus maximum sales charge)                                                $       5.63                  $      35.44
                                                                            ============                 =============
Class B Shares (100 million, $.001 par value shares authorized)
Net Assets                                                                  $    671,040                  $    671,040
Shares outstanding                                                               133,471       (113,380)b       20,091
Net asset value, offering price and redemption
price per share                                                             $       5.03                  $      33.40
                                                                            ============                 =============
Class C Shares (100 million, $.001 par value shares authorized)
Net Assets                                                                  $    165,876                  $    165,876
Shares outstanding                                                                32,721        (27,755)b        4,966
Net asset value, offering price and redemption
price per share                                                             $       5.07                  $      33.40
                                                                            ============                 =============
Class R Shares (100 million, $.001 par value shares authorized)
Net Assets                                                                  $     10,190                  $     10,190
Shares outstanding                                                                 1,952         (1,647)b      305.090
Net asset value, offering price and redemption
price per share                                                             $       5.22                  $      33.40
                                                                            ============                 =============
Class T Shares (100 million, $.001 par value shares authorized)
Net Assets                                                                  $     21,528                  $     21,528
Shares outstanding                                                                 4,239         (3,594)b      644.551
Net asset value, offering price and redemption
price per share                                                             $       5.08                  $      33.40
                                                                            ============                 =============
 Maximum offering price per share (net asset value
  plus maximum sales charge)                                                $       5.32                  $      34.97
                                                                            ============                 =============

* Investments in securities, at cost                          $442,073,586  $ 61,814,380                  $503,887,966

(a)  Reflects redesignation of Dreyfus New Leaders Fund, Inc. Common shares as Class A and adjustment of
     Dreyfus Premier Aggressive Growth Fund Class A shares as a result of the Exchange.
(b)  Reflects adjustment of shares as a result of the Exchange.

                  See notes to pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended September 30, 2002 (Unaudited)

                                                                            Dreyfus
                                                              Dreyfus       Premier
                                                                New         Aggressive                    Pro Forma
                                                              Leaders        Growth                       Combined
                                                               Fund           Fund       Adjustments     (Note 1)
                                                          -------------   -------------  ------------    ------------
INVESTMENT INCOME:

INCOME:      Interest Income                              $   622,294     $   75,648                     $   697,942
             Dividends                                      6,212,896        165,727                       6,378,623
                  Total Income                              6,835,190        241,375                       7,076,565

EXPENSES:    Management fee                               $ 4,344,168     $  530,545      $     -        $ 4,874,713
             Shareholder servicing costs                    2,221,648        404,612                       2,626,260
             Professional fees                                 57,196         57,542       (35,000)(a)        79,738
             Prospectus and shareholders' reports              51,591         26,573        (4,500)(a)        73,664
             Custodian fees                                    50,723         19,672                          70,395
             Directors' fees and expenses                      41,241          6,439        (6,439)(a)        41,241
             Registration fees                                 33,616         49,939       (33,616)(a)        49,939
             Interest                                          11,996             33                          12,029
             Distribution and service fees                          -          8,706                           8,706
             Miscellaneous                                      7,464          1,830        (1,000)(a)         8,294
                                                          -------------   -------------  ------------    ------------
                  Total Expenses                            6,819,643      1,105,891       (80,555)        7,844,979
                                                          -------------   -------------  ------------    ------------
             Less- reduction in management fee due to
             undertaking                                            -        (58,615)      (58,615(b)              -
                                                          -------------   -------------  ------------    ------------
                  Net Expenses                              6,819,643      1,047,276       (21,940)        7,844,979
                                                          -------------   -------------  ------------    ------------
INVESTMENT INCOME (LOSS)                                       15,547       (805,901)       21,940          (768,414)
                                                          -------------  -------------   ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

             Net realized gain (loss) on investments      $ 1,031,979   $(16,427,048)                   $(15,395,069)
             Net unrealized appreciation (depreciation)
                on investments                            (16,588,578)    10,125,805                      (6,462,773)
                                                          ------------- -------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS    (15,556,599)    (6,301,243)                    (21,857,842)
                                                          -------------  -------------   ------------    ------------
NET (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                     $(15,541,052)    (7,107,144)       21,940      $(22,626,256)
                                                          -------------  -------------  ------------    ------------

(a)  Reflects the anticipated savings as a result of the Merger.
(b)  Reflects elimination of expense undertaking.

                  See notes to pro forma financial statements.

Dreyfus New Leaders Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

          The Board of Directors of Dreyfus Premier Equity Funds, Inc., at a meeting held on October 30, 2002, and the Board of Directors of Dreyfus New Leaders Fund, Inc., at a meeting held on September 17, 2002, each approved their respective funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of Dreyfus Premier Aggressive Growth Fund (the “Dreyfus Premier Fund”), a series of Dreyfus Premier Equity Funds, Inc., the Dreyfus Premier Fund will transfer all of its assets, subject to its liabilities, to Dreyfus New Leaders Fund (the “Fund”), in exchange for a number of shares of the Fund equal in value to the assets less liabilities of the Dreyfus Premier Fund (the “Exchange”). Prior to the Exchange, the Fund will implement a multiple class capital structure offering Class A, Class B, Class C, Class R and Class T shares. Existing shares of the Fund will be redesignated Class A and shareholders of Dreyfus Premier Fund will receive a pro rata number of shares of the same class currently held. The initial net asset value of the new classes will be based on the net asset value of Fund shares as of the closing date. If the Exchange is consummated, shares of the Fund then will be distributed to Dreyfus Premier Fund shareholders on a pro rata basis in liquidation of the Dreyfus Premier Fund.

          The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and the Dreyfus Premier Fund at September 30, 2002. The unaudited pro forma statement of operations reflects the results of operations of the Fund and the Dreyfus Premier Fund for the twelve months ended September 30, 2002. These statements have been derived from the books and records of the respective fund utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for prior periods will not be restated. The fiscal year ends are September 30 for the Dreyfus Premier Fund and December 31 for the Fund.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on September 30, 2002. Following the Exchange, the Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

NOTE 2--Portfolio Valuation:

          Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available, except for open short positions, where the asked price is used for valuation purposes. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Boards.

NOTE 3--Capital Shares:

          The pro forma number of shares that would be issuable was calculated by dividing the net assets of each class of the Dreyfus Premier Fund at September 30, 2002 by the net asset value per share of the Fund on September 30, 2002. On this date, the Fund’s net asset value was $33.40.

NOTE 4--Pro Forma Operating Expenses:

          The accompanying pro forma financial statements reflect changes in expenses of the Fund as if the Exchange was consummated on September 30, 2002. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Federal Income Taxes:

          The Fund and the Dreyfus Premier Fund each has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Exchange is consummated, the Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

          The identified cost of investments for each fund is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

DREYFUS PREMIER NEW LEADERS FUND, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed April 25, 1997.

Item 16	Exhibits. All references are to Post-Effective Amendments to the Registrant's Registration Statement on Form N-1A (File No. 2-88816) (the "Registration Statement") unless otherwise noted.

(1)(a)	Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 15 to the Registration Statement, filed on April 25, 1996.

(1)(b)	Articles of Amendment are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 24 to the Registration Statement, filed on September 27, 2002.

(1)(c)	Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 24 to the Registration Statement, filed on September 27, 2002.

(2)	Registrant's By-Laws, as amended, are incorporated by reference to exhibit (b) of Post-Effective Amendment No. 21 to the Registration Statement, filed on April 25, 2002.

(3)	Not Applicable.

(4)	Agreements and Plans of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement dated August 24, 1994 is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 13 to the Registration Statement, filed on March 1, 1995.

(7)(a)	Distribution Agreement dated March 22, 2000 is incorporated by reference to Exhibit 23(e) of Post Effective Amendment No. 22 to the Registration Statement, filed on April 25, 2001.

(7)(b)	Forms of Service Agreement are incorporated by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 24 to the Registration Statement, filed on September 27, 2002.

(8)	Not Applicable.

(9)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 15 to the Registration Statement, filed on April 25, 1996. Sub-Custodian Agreement is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 15 to the Registration Statement, filed on April 25, 1996.

(10)(a)	Revised Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 24 to the Registration Statement, filed on September 27, 2002.

(10)(b)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 24 to the Registration Statement, filed on September 27, 2002.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 24 to the Registration Statement, filed on September 27, 2002.

(11)(a)	Opinion of Counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 15 to the Registration Statement, filed on April 25, 1996.

(11)(b)	Consent of counsel.

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Auditors.*

(15)	Not Applicable.

(16)	Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 21 filed on April 25, 2000 and Post Effective Amendment No. 23, filed on April 26, 2002 and the Signature Page hereof.

(17)(a)	Form of Proxy.*

(17)(b)	Registrant's Prospectus dated ________, 2002 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed September 27, 2002.

(17)(c)	Dreyfus Aggressive Growth Fund's Prospectus and Statement of Additional Information dated January 1, 2002 are incorporated by reference to Post-Effective Amendment No. 41 to Dreyfus Growth and Value Funds, Inc.'s Registration Statement on Form N-1A, filed December 26, 2001.

(17)(d)	Dreyfus Premier Aggressive Growth Fund's Prospectus and Statement of Additional Information dated February 1, 2002 are incorporated by reference to Post-Effective Amendment No. 72 to Dreyfus Premier Equity Funds, Inc.'s Registration Statement on Form N-1A, filed January 28, 2002.

________________________

*      Filed herewith as part of the Prospectus/Proxy Statements.

**     To be filed by Post-Effective Amendment.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

           As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 30th day of October, 2002.

DREYFUS PREMIER NEW LEADERS FUND, INC. (Registrant) By: /s/STEPHEN E. CANTER Stephven E. Canter, President

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/Stephen E. Canter Stephen E. Canter	President (Principal Executive Officer)	October 30, 2002

/s/James Windels James Windels	Treasurer (Principal Financial and Accounting Officer)	October 30, 2002

/s/Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	October 30, 2002

/s/David W. Burke David W. Burke	Trustee	October 30, 2002

/s/ Hodding Carter, III Hodding Carter, III	Trustee	October 30, 2002

/s/ Ehud Houminer Ehud Houminer	Trustee	October 30, 2002

/s/Richard C. Leone Richard C. Leone	Trustee	October 30, 2002

/s/ Hans C. Mautner Hans C. Mautner	Trustee	October 30, 2002

/s/Robin A. Pringle Robin A. Pringle	Trustee	October 30, 2002

/s/John E. Zuccotti John E. Zuccotti	Trustee	October 30, 2002

Exhibit Index

(11)(b)      Consent of counsel

(14)          Consent of Independent Auditors